Exhibit 10.1
ADDENDUM TO CONTRACTS WITH MEDICARE PART D SPONSORS
PURSUANT TO SECTIONS 1860D-1 THROUGH 1860D-42 OF THE SOCIAL
SECURITY ACT FOR THE OPERATION OF A VOLUNTARY MEDICARE
PRESCRIPTION DRUG PLAN
The Centers for Medicare and Medicaid Services (hereinafter referred to as “CMS”) and WellCare of Texas, Inc., an organization operating a Voluntary Medicare Prescription Drug Plan (hereinafter referred to as “the Sponsor”) agree, pursuant to 42 C.F.R. § 423.508(a) to amend the contract ( H1264) governing the Sponsor’s Part D operations described in Section 1860D-1 through 1860D-42(with the exception of 1860D-22(a) and 1860D-31) of the Social Security Act (hereinafter referred to as “the Act”) to include the provisions stated below.
This addendum is made pursuant to Subpart L of 42 CFR Part 417, Subpart K of 42 CFR Part 422, and Subpart K of 42 CFR Part 423.
NOTE: For the purposes of this addendum, “the Sponsor” includes the following: standalone prescription drug plan (PDP) sponsors, Medicare managed care organizations offering Part D benefits (MA-PD), and employer group/union-only organizations. For a PDP sponsor, this document amends its contract with CMS. For MA-PD organizations and employer group/union-only benefit sponsors, this document amends the Part D addendum to their Medicare managed care contracts with CMS.

Article I
Medicare Voluntary Prescription Drug Benefit
A.	This addendum is in no way intended to supersede or modify 42 CFR, Parts 417, 422 or 423, except as to any requirements set forth in 42 CFR Part 423 that are specifically waived or modified for Sponsors offering a prescription drug benefit exclusively to Part D eligible individuals enrolled in employment-based retiree prescription drug coverage as provided in applicable employer/union-only group waiver guidance and/or in this addendum. Failure to reference a regulatory requirement in this addendum does not affect the applicability of such requirements to the Sponsor and CMS.

B.	In the event of a conflict between the employer/union-only group waiver guidance issued prior to the execution of the contract and this addendum, the provisions of this addendum shall control. In the event of any conflict between the employer/union-only group waiver guidance issued after the execution of the contract and this addendum, the provisions of the employer/union-only group guidance shall control.

C.	In the event of any conflict between the provisions of this addendum and any other provision of the contract, the terms of this addendum shall control.
Article II
Sponsor Reimbursement to Pharmacies
A.	Effective January 1, 2010, Sponsor will issue, mail, or otherwise transmit payment with respect to all clean claims submitted by pharmacies (other than pharmacies that dispense drugs by mail order only or are located in, or contract with, a long-term care facility) within 14 days of receipt of an electronically submitted claim or within 30 days of receipt of a claim submitted otherwise.

B.	Effective January 1, 2010, Sponsor must ensure that a pharmacy located in, or having a contract with, a long-term care facility will have not less than 30 days (but not more than 90 days) to submit claims to the Sponsor for reimbursement.

C.	Effective January 1, 2009, if Sponsor uses a standard for reimbursement of pharmacies based on the cost of a drug will update such standard not less frequently than once every 7 days, beginning with an initial update on January 1 of each year, to accurately reflect the market price of acquiring the drug.
Article III
Record Retention and Reporting Requirements

The section entitled “RECORD MAINTENANCE AND ACCESS” is amended to include the following provision: “Sponsor agrees to maintain records and provide access in accordance with 42 CFR §§ 423.505 (b)(10) and 423.505(i)(2)(ii).”
Article IV
CMS Notice of Sponsor Contract Non-Renewal
Paragraph 1 of the section entitled “QUALIFICATION TO RENEW ADDENDUM” is revised to read as follows:
“1. In accordance with 42 CFR §423.507, the Sponsor will be determined qualified to renew this addendum annually only if—
(a)	The Sponsor has not provided CMS with a notice of intention not to renew in accordance with Article VII of this addendum, and

(b)	CMS has not provided the Sponsor with a notice of intention not to renew.”
Article IV
Addendum Term
This addendum is effective from the date of CMS’ authorized representative’s signature and shall remain in effect for as long as the Sponsor remains a Part D sponsor under contract with CMS.
Article VI
Modification or Termination of Addendum by Mutual Consent
This addendum may be modified or terminated at any time by written mutual consent in accordance with 42 CFR 423.508.
Article XII
Severability
Severability of the addendum shall be in accordance with 42 CFR §423.504(e).
Article XIII
Miscellaneous
A.	Terms not otherwise defined in this addendum shall have the meaning given such terms at 42 CFR Part 423 or, as applicable, 42 CFR Part 422 or Part 417.

B.	The Sponsor agrees that it has not altered in any way the terms of the addendum presented for signature by CMS. Sponsor agrees that any alterations to the original text the Sponsor may make to this addendum shall not be binding on the parties.
In witness whereof, the parties hereby execute this contract modification
FOR THE SPONSOR

Heath Schiesser	President and CEO
Print Name	Title

/s/ Heath Schiesser	9/5/08
Signature	Date

WellCare of Texas, Inc.	8735 Henderson Rd., Tampa, FL 33634
Organization	Address
FOR THE CENTERS FOR MEDICARE & MEDICAID SERVICES

/s/ Cynthia Tudor	9/18/08
Cynthia Tudor, PH.D.	Date
Director Medicare Drug Benefit Group and C&D Data Group Center for Drug and Health Plan Choice

Medicare Advantage Attestation of Benefit Plan
WELLCARE OF TEXAS, INC.
H1264
Date: 08/29/2008
I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits Identified in the PBPs are those that the above-stated organization will make available to eligible beneficiaries in the approved service area during program year 2009. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.
I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2008 and 2009, including but not limited to, the 2009 Call Letter, the 2009 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

								CMS
	Segment			Plan	Transaction		Part D	Approval	Effective
Plan ID	ID	Version	Plan Name	Type	Type	Premium	Premium	Date	Date
004	0	8	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
005	0	8	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
006	0	8	WellCare Access	HMO	Renewal	0.00	24.20	08/29/2008	01/01/2009
007	0	8	WellCare Access	HMO	Renewal	0.00	25.40	08/29/2008	01/01/2009
008	0	8	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
009	0	8	WellCare Select	HMOPOS	Renewal	0.00	15.10	08/29/2008	01/01/2009
010	0	8	WellCare Select	HMOPOS	Renewal	0.00	18.60	08/29/2008	01/01/2009
011	0	8	WellCare Select	HMOPOS	Renewal	0.00	17.80	08/29/2008	01/01/2009
013	0	8	WellCare Value	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
014	0	8	WellCare Dividend	HMOPOS	Renewal	0.00	0.00	08/29/2008	01/01/2009
016	0	9	WellCare Reserve	HMO	Renewal	0.00	25.30	08/29/2008	01/01/2009
Page 1 of 2 — WELLCARE OF TEXAS, INC. — H1264 — 08/29/2008

/s/ Heath Schiesser	9/5/08
CEO:	Date:
Heath Schiesser CEO/President 8735 Henderson Road Tampa, FL 33634 813-290-6205

/s/ Thomas L. Tran	9/5/08
CEO:	Date:
Tom Tran CFO 8735 Henderson Road Tampa, FL 33634 813-290-6200 1770)
Page 2 of 2 — WELLCARE OF TEXAS, INC. — H1264 — 08/29/2008